Investor Presentation July 2019 Confidential 1

Notice of Forward Looking Statements This presentation contains certain “forward-looking statements,” which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. These forward-looking statements include, without limitation, statements regarding projections, predictions, expectations, estimates, or forecasts as to our business, financial and operational results, and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date the statements are made. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, those described the “Risk Factors” section of our Annual Report on Form 10-K, as updated in our subsequent reports filed with the SEC, including reports on Form 10-Q. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward- looking statements. 2 Nasdaq: CSBR

Addressing Pharma’s Needs The challenge with Oncology drugs is the high cost of clinical trials and low success rates • High Failure Rate • 93% of drugs fail in clinical trials • Skyrocketing R&D Costs • $1.2 billion average capital outlay per approved drug • Patient responses remain low even for approved drugs • 10% response in third line of therapy • High Cost of Oncology Drugs • Average monthly patient/insurance cost is $11,000 for new oncology drugs PHARMA NEEDS BETTER TOOLS OR DIFFERENT STRATEGY 3 Nasdaq: CSBR

Champions Solution- Simulating Patient Response with PDX

A growing body of evidence demonstrates predictive value of 87% -94% for Champions TumorGraft® PDX models [(1)]



Patient
Implant
Treatment
Measurement
Patient tumor is implanted in immune-compromised mice
Mice are dosed with different anti-tumor therapies
Effect of each therapy on tumor growth is measured

4

(1) 126 TumorGraft-clinical response correlations from 90 patients, as of January 2016

CHAMPIONS ONCOLOGY
Nasdaq: CSBR

An Immortalized Model of an Individual Patient Models can be used repeatedly and each new and unique drug testing leads to an enriched data bank and more valuable models Patient Data Perpetual Tissue Stock Genomic Data 5 Nasdaq: CSBR

Champions’ Core Offerings at a Glance Core PDX Offerings IO Offerings In Vivo PDX Ex Vivo PDX HIS (IO) CLX/Syngeneic or Human tumor Human tumor implanted Human tumor implanted Human or mouse tumor implanted directly into directly into mice, then directly into mic, which grown in cell culture, then mice. grown in cell culture possess an engrafted implanted into mice. human immune system. 6 CONFIDENTIAL

Champions Results We don’t use better mice. We use cheaper people. ✓ Over 1,500 Studies Completed • Ranging in size from $25,000 to more than $2M ✓ 300+ Customers • Including 18 of the top 20 pharma companies and 300 other pharma and biotech companies ✓ 30% Revenue Growth • 3 year cumulative annual growth in core business ✓ No customer accounts for greater than 10% of the revenue ✓ Significant Repeat Business 7 Nasdaq: CSBR

Champions History • Ronnie Morris (CEO) and Joel Ackerman (Chairman) took over running the company and first invested in 2011 • Over the past 7 years, CSBR has been building infrastructure necessary to capitalize on growing demand ‒ TumorBank ‒ Extensive and Deep Pharma Relationships ‒ Lab Capabilities ‒ Management Team ‒ Expanding our footprint in end to end solutions for pharma • With continued top line growth and more streamlined cost structure, CSBR is poised to realize sustained operating profitability during its 2019 fiscal year which commenced May 1, 2018 CSBR expects continued revenue growth, significant EPS growth and does not require additional capital 8 Nasdaq: CSBR

Oncology Market Overview 9 9

Oncology Market Continues to Soar Oncology market will double between 2019 and 2024 • The oncology CRO market is expected to reach $44B by 2021 • Clinical flow market is expected to reach $1B by 2021 • In vivo Pharmacology CRO market is expected to reach $383M by 2021 Global Market Sizes by 2021 Global Oncology $175B 12% CAGR Oncology CRO $44B 12% CAGR Clinical In Vivo Flow Oncology $1B $328M 10% CAGR 8.5% CAGR 10 Source: Rancoteur

Market Positioning & Brand Strategy Brand Image Strong scientific expertise in oncology at all levels Service Offerings Innovative & end-to-end Service Model Flexible & consultative operational delivery Customer Segments Offering a service & technology for all biopharma 11 CONFIDENTIAL

Current Strengths ➢Portfolio of offerings: Strong market desire to utilize Champions for oncology Comprehensive suite of offerings with a growing market demand 12

Competitive Landscape for Existing Business Segments In Vivo Pharmacology Clinical Flow Cytometry Expensive Expensive Inexpensive Inexpensive Off the shelf Innovative Off the shelf Innovative 13 13

Unique Foundation: Academic/Clinical Network Provides the foundation to innovatively work with Pharma Robust system for High impact R&D Clinical trial integration tumor acquisition collaborations Clinical operations CLIA-approved PDX test AML infrastructure Drug development Model development in Immuno-oncology relevant PDX bank co-clinical setting Unique model cohort PDX clinical trial Biomarker build programs “matching” 14

Growing Revenue and Achieving Profitability Generally Flat Annual Costs while Growing Revenue $30,000,000 • Breakeven results in FY 2018 $25,000,000 • Profitable results through Q3 FY 2019 $20,000,000 • 30%+ annual revenue growth since FY 2016 $15,000,000 • FY 2019 increase in expenses is due to $10,000,000 continued revenue growth and planned $5,000,000 expansion into new products $0 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Expenses Revenue 15 1 Excludes stock based compensation. Nasdaq: CSBR

Financial Results 3 Months Ended April 30 12 Months Ended April 30 2019 2018 2019 2018 OPERATING REVENUE: Translational oncology solutions $7,465 $4,544 $25,790 $18,786 Personalized oncology solutions 253 378 1,277 1,455 TOTAL OPERATING REVENUE $7,718 $4,922 $27,067 $20,241 COSTS AND OPERATING EXPENSES: Cost of translational oncology solutions $4,087 $2,476 $13,292 $9,348 Cost of personalized oncology solutions 189 307 887 1,172 Research and development 1,246 1,083 4,784 4,206 Sales and marketing 927 650 2,965 2,464 General and administrative 1,069 725 3,614 3,032 TOTAL COSTS AND OPERATING EXPENSES: $7,518 $5,241 $25,542 $20,222 Income/Loss from operations $200 ($319) $1,525 $19 Results exclude stock based compensation and depreciation expense 16 Nasdaq: CSBR

Financial Results and Projections ($ in millions) FY 2020 Estimate FY 2021 Estimate FY 2022 Estimate FY 2023 Estimate Revenue $33.80 $43.94 $57.12 $74.26 Cost of Sales $16.25 $20.31 $25.39 $31.74 GP% 52% 54% 56% 57% R&D $4.73 $4.96 $5.21 $5.47 as a % of revenue 14% 11% 9% 7% Sales and Marketing $3.50 $4.38 $5.47 $6.56 as a % of revenue 10% 10% 10% 9% G&A $3.96 $4.36 $4.79 $5.27 as a % of revenue 12% 10% 8% 7% Total Costs & Op Ex $28.44 $34.00 $40.86 $49.04 Operating income / (loss) $5.37 $9.94 $16.26 $25.22 as a % of revenue 16% 23% 28% 34% • Results exclude stock compensation and depreciation • FY 2020 assumes continued historical revenue growth based but should not be construed as guidance 17 Nasdaq: CSBR

Current Capitalization and Valuation Stock Price (July 31, 2019) $6.47 Shares Outstanding1 11.7 million Equity Market Cap $76 million Debt $0.0 Cash (July 31, 2019) $3.2 million 1 Excludes 2 million options (strike price approx. $2,25) and 2 million warrants (strike price approx. $6/share) 18 Nasdaq: CSBR

Financial Results/Observations • GAAP reporting may distort underlying health of the business • Timing mismatch of revenue and expense recognition • Revenue is recognized only after model completion, generally 6 months after the study is signed • Expenses are recognized as incurred during the study period • Result: Growth in bookings may lead to an increase in expenses not offset by revenue until the study completes • FY 2019 non-cash stock comp expense of $ 649,000 19 Nasdaq: CSBR

Investment Highlights • Opportunities to increase revenues and profitability ‒ Accelerating core business revenue growth ‒ New product offerings to increase revenues ‒ Profitable operating results for FY 2019 ‒ Company expects to remain annually profitable ‒ Monetize data bank • Insiders own 50+%; highly incentivized to create value • No debt on the balance sheet with no intention to raise for working capital 20 Nasdaq: CSBR

A Deep and Experienced Senior Management Team David Sidransky MD – Founder and Lead Scientific Director • Professor of Oncology, Johns Hopkins Ronnie Morris MD – President and Chief Executive Officer • Experience - Founder and CMO of MDVIP Joel Ackerman – Chairman Board of Directors • Experience - Partner at Warburg Pincus Phil Breitfeld, MD – Chief Innovation/Strategy • Experience – 30+ years in Oncology in both academia and industry • Most recently, Global Vice President ay Quintiles David Miller – CFO • Experience - Private Equity 21

Contacts Company Contacts Ronnie Morris, MD, President and CEO Champions Oncology, Inc. Tel 201.808.8401 | championsoncology.com David Miller, CFO Champions Oncology, Inc. Tel 551.206.8104| championsoncology.com 22 Nasdaq: CSBR